CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the reference to our firm under the caption “Financial Highlights” in the Prospectus dated June 1, 2010 for Invesco Municipal Fund, that is incorporated by reference in the Proxy Statement/Prospectus in the Registration Statement of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) on Form N-14.
We also consent to the incorporation by reference of our report dated November 24, 2009 on the Municipal Portfolio of Morgan Stanley Institutional Fund Trust included in the Annual Reports to Shareholders for the fiscal year ended September 30, 2009 in the Statement of Additional Information in the Registration Statement of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) on Form N-14.
We also consent to the reference to our firm as predecessor fund’s auditor under the caption “Independent Registered Public Accounting Firm” and to the incorporation by reference of our report dated November 24, 2009 on the Municipal Portfolio of Morgan Stanley Institutional Fund Trust, in the Statement of Additional Information dated June 1, 2010 of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), that is incorporated by reference in the Statement of Additional Information in the Registration Statement of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) on Form N-14.
/s/ ERNST & YOUNG LLP
Boston, Massachusetts
November 18, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the reference to our firm under the caption “Financial Highlights” in each Prospectus dated June 1, 2010 for Invesco Van Kampen New York Tax Free Income Fund, Invesco Van Kampen Intermediate Term Municipal Income Fund, Invesco Van Kampen Municipal Income Fund, and Invesco Van Kampen Insured Tax Free Income Fund, that are incorporated by reference in the Proxy Statements/Prospectuses in the Registration Statement of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) on Form N-14.
We also consent to the use of our reports dated November 20, 2009 for Van Kampen New York Tax Free Income Fund, Van Kampen Intermediate Term Municipal Income Fund, Van Kampen Municipal Income Fund, and Van Kampen Insured Tax Free Income Fund, that are incorporated by reference in the Statement of Additional Information in the Registration Statement of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) on Form N-14.
We also consent to the reference to our firm as predecessor fund’s auditor under the caption “Independent Registered Public Accounting Firm” and to the incorporation by reference of our reports dated November 20, 2009 for Van Kampen New York Tax Free Income Fund, Van Kampen Intermediate Term Municipal Income Fund, Van Kampen Municipal Income Fund, and Van Kampen Insured Tax Free Income Fund, in the Statement of Additional Information dated June 1, 2010 of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), that is incorporated by reference in the Statement of Additional Information in the Registration Statement of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) on Form N-14.

/s/ ERNST & YOUNG LLP

Chicago, Illinois
November 18, 2010